Exhibit 10.39
Amendment Number 1 to Employment Agreement
This Amendment Number 1 (“Amendment”) to the Employment Agreement dated as of January 1, 2005 between Fairfax Financial Holdings Limited, Crum & Forster Holding Inc. and Crum & Forster Holdings Corp. and Joseph Braunstein is effective as of April 14, 2006 (“Effective Date”).
1.	Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Agreement.

2.	A new Section 4.7 of the Agreement is hereby added to read in its entirety as follows:
          4.7 Property Tax Equalization. From the Effective Date of this Amendment through the end of the Employment Period, C&F or the Companies shall reimburse Executive, on a net of income taxes basis, for Executive’s property tax differential between Executive’s primary residence in Pennsylvania and Executive’s primary residence in New Jersey. Executive’s property tax differential for each year shall be the excess, if any, of (a) over (b) or the pro rata portion of such excess in respect of the year in which the New Jersey residence is purchased and in respect of the last year of the Employment Period if the Employment Period does not end on December 31: (a) the total annual property tax applicable to the Executive’s primary New Jersey residence in a single family house for the first full year following the year in which such residence was purchased, and (b) the total annual property tax applicable to the Executive’s primary Pennsylvania residence in a single family house for the last full year prior to the year in which the Pennsylvania primary residence was sold.
3.	Unless specifically modified in this Amendment, all other terms and conditions contained in the Agreement shall remain in full force and effect.
SIGNATURES ON FOLLOWING PAGE

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

FAIRFAX FINANCIAL HOLDINGS LIMITED
By:	/s/ Eric Salsberg
	Name:	Eric Salsberg
	Title:	Vice President, Corporate Affairs

Attest:	/s/ Bradley P. Martin
	Name:	Bradley P. Martin
	Title:	Vice President and Corporate Secretary

CRUM & FORSTER HOLDING INC.
By:	/s/ Valerie J. Gasparik
	Name:	Valerie J. Gasparik
	Title:	Secretary

Attest:	/s/ Rita Goldberg
	Name:	Rita Goldberg

CRUM & FORSTER HOLDINGS CORP.
By:	/s/ Carol Ann Soos
	Name:	Carol Ann Soos
	Title:	Secretary

Attest:	/s/ Rita Goldberg
	Name:	Rita Goldberg

/s/ Joseph Braunstein
Joseph Braunstein